SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 18, 2009

RAPTOR NETWORKS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-51443	84-1573852
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

1241 E. Dyer Road, Suite 150
Santa Ana, CA 92705
(Address of Principal Executive Offices)

(714) 380-6659
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Compensatory Arrangements of Certain Officers.

The salaries for the Company's Chief Executive Officer and Chief Financial Officer were reduced on November 1, 2008 from $192,000 and $160,000 to $152,000 and $120,000, respectively, as previously reported.

On September 18, 2009, the Compensation Committee of the Company's Board of Directors approved salary increases for the Company's CEO and CFO from $152,000 and $120,000 to $192,000 and $160,000, respectively, in effect restoring these salaries to the pre-November 2008 levels.

The effective date for restoration of base salaries was September 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR NETWORKS TECHNOLOGY, INC.

Date: September 22, 2009	By:	/s/ THOMAS WITTENSCHLAEGER
Thomas Wittenschlaeger, Chief Executive Officer